UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):
November 17, 2021

bleuacacia ltd
(Exact name of registrant as specified in its charter)
Cayman Islands	001-41074	98-1582905
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

500 Fifth Avenue
New York, New York 10110
(Address of principal executive offices, including zip code)

(212) 935-5599
(Registrant’s telephone number, including area code)

N/A
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2):
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:
Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Units, each consisting of one Class A ordinary share, one right and one-half of one redeemable warrant	BLEUU	The Nasdaq Stock Market LLC

Class A ordinary shares, $0.0001 par value per share	BLEU	The Nasdaq Stock Market LLC

Rights to acquire one-sixteenth of one Class A ordinary share	BLEUR	The Nasdaq Stock Market LLC

Redeemable warrants, each whole warrant exercisable for one Class A ordinary share at an exercise price of $11.50 per share	BLEUW	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01.	Entry into a Material Definitive Agreement.

On November 22, 2021, bleuacacia ltd (the “Company”) consummated its initial public offering (“IPO”) of 27,600,000 units (the “Units”), including the issuance of 3,600,000 Units as a result of the underwriters’ full exercise of their over-allotment option. Each Unit consists of one Class A ordinary share of the Company, par value $0.0001 per share, one right (“Right”) and one-half of one redeemable warrant of the Company (“Warrant”). Each Right entitles the holder thereof to receive one-sixteenth (1/16) of one Class A ordinary share, and as a result, the holder must have 16 Rights in order to receive a Class A ordinary share at the closing of the initial business combination. Each whole Warrant entitles the holder thereof to purchase one Class A ordinary share at a price of $11.50 per share, subject to adjustment. The Units were sold at a price of $10.00 per Unit, generating gross proceeds to the Company of $276,000,000.

In connection with the IPO, the Company entered into the following agreements, forms of which were previously filed as exhibits to the Company’s Registration Statement on Form S-1 (File No. 333-257240) for the IPO, initially filed with the U.S. Securities and Exchange Commission (the “Commission”) on June 21, 2021 (as amended, the “Registration Statement”):

•
An Underwriting Agreement, dated November 17, 2021, by and among the Company and Credit Suisse Securities (USA) LLC and Citigroup Global Markets Inc., as representatives of the several underwriters, a copy of which is attached as Exhibit 1.1 hereto and incorporated herein by reference.

•
A Public Warrant Agreement, dated November 17, 2021, by and between the Company and Continental Stock Transfer & Trust Company, as warrant agent, a copy of which is attached as Exhibit 4.1 hereto and incorporated herein by reference.

•
A Private Warrant Agreement, dated November 17, 2021, by and between the Company and Continental Stock Transfer & Trust Company, as warrant agent, a copy of which is attached as Exhibit 4.2 hereto and incorporated herein by reference.

•
A Rights Agreement, dated November 17, 2021, by and between the Company and Continental Stock Transfer & Trust Company, as rights agent, a copy of which is attached as Exhibit 4.3 hereto and incorporated herein by reference.

•
A Letter Agreement, dated November 17, 2021 (the “Letter Agreement”), by and among the Company, its officers, directors and senior advisors and bleuacacia sponsor LLC, a copy of which is attached as Exhibit 10.1 hereto and incorporated herein by reference.

•
An Investment Management Trust Agreement, dated November 17, 2021, by and between the Company and Continental Stock Transfer & Trust Company, as trustee, a copy of which is attached as Exhibit 10.2 hereto and incorporated herein by reference.

•
A Registration Rights Agreement, dated November 17, 2021, by and among the Company, bleuacacia sponsor LLC and the other parties thereto, a copy of which is attached as Exhibit 10.3 hereto and incorporated herein by reference.

•
A Sponsor Warrants Purchase Agreement, dated November 17, 2021 (the “Sponsor Warrants Purchase Agreement”), by and between the Company and bleuacacia sponsor LLC, a copy of which is attached as Exhibit 10.4 hereto and incorporated herein by reference.

•
An Administrative Services Agreement, dated November 17, 2021, by and between the Company and bleuacacia sponsor LLC, a copy of which is attached as Exhibit 10.5 hereto and incorporated herein by reference.

•
Indemnity Agreements, each dated November 17, 2021 (each, an “Indemnity Agreement”), by and between the Company and each of the directors and officers of the Company, the form of which is attached as Exhibit 10.6 hereto and incorporated herein by reference.

Item 3.02.	Unregistered Sales of Equity Securities.

Simultaneously with the closing of the IPO, pursuant to the Sponsor Warrants Purchase Agreement, the Company completed the private sale of an aggregate of 7,520,000 warrants (the “Private Placement Warrants”) to bleuacacia sponsor LLC at a purchase price of $1.00 per Private Placement Warrant, generating gross proceeds to the Company of $7,520,000. The Private Placement Warrants are identical to the Warrants sold as part of the Units in the IPO, except that the Private Placement Warrants, so long as they are held by bleuacacia sponsor LLC or their permitted transferees, (i) are not redeemable by the Company; (ii) may not (including the Class A ordinary shares issuable upon exercise of such Private Placement Warrants), subject to certain limited exceptions, be transferred, assigned or sold by such holders until 30 days after the completion of the Company’s initial business combination; (iii) may be exercised by the holders on a cashless basis; and (iv) will be entitled to registration rights (including the Class A ordinary shares issuable upon exercise of such Private Placement Warrants). No underwriting discounts or commissions were paid with respect to such sales. The issuance of the Private Placement Warrants was made pursuant to the exemption from registration contained in Section 4(a)(2) of the Securities Act of 1933, as amended.

Item 5.02.	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On November 17, 2021, in connection with the IPO, Ibukun Awosika, Lew Frankfort, Natara Holloway, Charles McGuigan and Jide Zeitlin, were appointed to the board of directors of the Company (the “Board”). Ibukun Awosika and Natara Holloway are independent directors. Effective November 17, 2021, (i) Ibukun Awosika and Natara Holloway were appointed to the Board’s Audit Committee, with Natara Holloway serving as chair of the Audit Committee; (ii) Ibukun Awosika and Natara Holloway were appointed to the Board’s Compensation Committee, with Ibukun Awosika serving as chair of the Compensation Committee; and (iii) Ibukun Awosika, Natara Holloway, Thomas Northover and Jide Zeitlin were appointed to the Board’s Nominating and Corporate Governance Committee, with Ibukun Awosika serving as chair of the Nominating and Corporate Governance Committee.

On November 17, 2021, in connection with their appointments to the Board, each director entered into the Letter Agreement, as well as an Indemnity Agreement.

Other than the foregoing, none of the directors are party to any arrangement or understanding with any person pursuant to which they were appointed as directors, nor are they party to any transactions required to be disclosed under Item 404(a) of Regulation S-K involving the Company.

The foregoing descriptions of the Letter Agreement and the Indemnity Agreements do not purport to be complete and are qualified in their entireties by reference to the Letter Agreement and the form of Indemnity Agreement, copies of which are attached as Exhibit 10.1 and Exhibit 10.6 hereto, respectively, and are incorporated herein by reference.

Item 5.03.	Amendments to Certificate of Incorporation or Bylaws; Change in Fiscal Year.

On November 17, 2021, in connection with the IPO, the Company adopted its amended and restated memorandum and articles of association (the “Amended and Restated Memorandum and Articles of Association”), effective the same day. The terms of the Amended and Restated Memorandum and Articles of Association are set forth in the Registration Statement and are incorporated herein by reference. A copy of the Amended and Restated Memorandum and Articles of Association is attached as Exhibit 3.1 hereto and incorporated herein by reference.

Item 8.01.	Other Events.

A total of $276,000,000, comprised of $270,480,000 of the proceeds from the IPO (which amount includes $9,660,000 of the underwriters’ deferred discount) and $5,520,000 of the proceeds of the sale of the Private Placement Warrants, was placed in a U.S.-based trust account, with Continental Stock Transfer & Trust Company acting as trustee. Except with respect to interest earned on the funds held in the trust account that may be released to the Company to pay its tax obligations, if any, the funds held in the trust account will not be released from the trust account until the earliest of: (i) the completion of the Company’s initial business combination; (ii) the redemption of any public shares properly submitted in connection with a shareholder vote to amend the Amended and Restated Memorandum and Articles of Association (A) to modify the substance or timing of the Company’s obligation to allow redemption in connection with its initial business combination or to redeem 100% of its public shares if the Company does not complete its initial business combination within 18 months from the closing of the IPO or (B) with respect to any other provision relating to shareholders’ rights or pre-initial business combination activity; and (iii) the redemption of the Company’s public shares if it has not completed an initial business combination within the allotted time frame, subject to applicable law.

Item 9.01.	Financial Statements and Exhibits.

(d) Exhibits.
Exhibit No.	Description

1.1	Underwriting Agreement, dated November 17, 2021, by and among the Company and Credit Suisse Securities (USA) LLC and Citigroup Global Markets Inc., as representatives of the several underwriters.

3.1	Amended and Restated Memorandum and Articles of Association.

4.1	Public Warrant Agreement, dated November 17, 2021, by and between the Company and Continental Stock Transfer & Trust Company, as warrant agent.

4.2	Private Warrant Agreement, dated November 17, 2021, by and between the Company and Continental Stock Transfer & Trust Company, as warrant agent.

4.3	Rights Agreement, dated November 17, 2021, by and between the Company and Continental Stock Transfer & Trust Company, as rights agent.

10.1	Letter Agreement, dated November 17, 2021, by and among the Company, its officers, directors and senior advisors and bleuacacia sponsor LLC.

10.2	Investment Management Trust Agreement, dated November 17, 2021, by and between the Company and Continental Stock Transfer & Trust Company, as trustee.

10.3	Registration Rights Agreement, dated November 17, 2021, by and among the Company, bleuacacia sponsor LLC and the other parties thereto.

10.4	Sponsor Warrants Purchase Agreement, dated November 17, 2021, by and between the Company and bleuacacia sponsor LLC.

10.5	Administrative Services Agreement, dated November 17, 2021, by and between the Company and bleuacacia sponsor LLC.

10.6	Form of Indemnity Agreement.

104	Cover Page Interactive Data File (formatted as inline XBRL)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.
bleuacacia ltd

Date: November 22, 2021	By:	/s/ Thomas Northover
Name: Thomas Northover
Title: Executive Director